================================================================================
                                 SCHEDULE 14A
                                (Rule 14a-101)

                   INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the registrant [X]

Filed by a party other than the registrant [_]

Check the appropriate box:

[X]  Preliminary Proxy Statement        [X]  Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))
[_]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                      CHANTAL PHARMACEUTICAL CORPORATION
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement)


Payment of filing fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

     -------------------------------------------------------------------------


     (2) Form, schedule or registration statement no.:

     -------------------------------------------------------------------------


     (3) Filing party:

     -------------------------------------------------------------------------


     (4) Date filed:

     -------------------------------------------------------------------------

Notes:

                CONFIDENTIAL -- FOR USE OF THE COMMISSION ONLY
                          PRELIMINARY PROXY STATEMENT


                      CHANTAL PHARMACEUTICAL CORPORATION
                           12121 WILSHIRE BOULEVARD
                            LOS ANGELES, CA  90025

Dear Fellow Stockholder:

     On behalf of the Board of Directors, I cordially invite you to attend a Special Meeting of Stockholders to be held on Tuesday, June 17, 1997, at 10:00 A.M., at The Sheraton Gateway Hotel, 6101 West Century Boulevard, Los Angeles, California 90045.

     The following proposals of the Board of Directors will be considered and acted on at the Special Meeting: (1) election of directors; and (2) approve an Amendment to the Company's Certificate of Incorporation to increase the number of shares of Common Stock authorized for issuance from 20,000,000 to 50,000,000.

     For the reasons set forth in the accompanying proxy statement, your Board of Directors unanimously recommends that you vote for the Board of Directors' nominees and in favor of the proposal.

     In order to ensure that your shares are represented at the Special Meeting, I urge you to promptly sign, date and return the enclosed proxy in the envelope provided for that purpose which requires no postage if mailed in the United States. The proxy may be withdrawn or revoked by the person who executed it at any time prior to the Special Meeting.

                                    Very truly yours,


                                    Chantal Burnison,
                                    Chairman of the Board

Dated: May 19, 1997

                      CHANTAL PHARMACEUTICAL CORPORATION

                                _______________

                   NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                               TO BE HELD JUNE 17, 1997


     NOTICE IS HEREBY GIVEN that the Special Meeting of Stockholders of Chantal Pharmaceutical Corporation will be held on Tuesday, June 17, 1997, at 10:00 A.M. at The Sheraton Gateway Hotel, 6101 West Century Boulevard, Los Angeles, California, 90045 for the purpose of considering and voting upon:

          1.   The election of directors.

          2. Approval of an Amendment to the Company's Certificate of Incorporation to increase the number of shares of Common Stock authorized for issuance from 20,000,000 to 50,000,000.

          3.   Such other business as may properly come before the meeting.

     The close of business on May 16, 1997, has been fixed as the record date for determining the stockholders entitled to notice of and to vote at this Special Meeting and any adjournment thereof, and only stockholders of record on such date shall be entitled to notice of and to vote at the meeting.

     Please promptly date, sign and mail the enclosed proxy using the enclosed addressed envelope which needs no postage if mailed within the United States.

                              By Order of the Board of Directors,



                              Chantal Burnison,
                              Chairman of the Board

Dated: May 19, 1997

                                PROXY STATEMENT

                      CHANTAL PHARMACEUTICAL CORPORATION
                           12121 WILSHIRE BOULEVARD
                            LOS ANGELES, CA  90025

                        SPECIAL MEETING OF STOCKHOLDERS

     This proxy statement is furnished to stockholders in connection with the solicitation by the Board of Directors of Chantal Pharmaceutical Corporation (the "Company") of proxies to be voted at the Special Meeting of Stockholders of the Company to be held on June 17, 1997, at 10:00 a.m., and at any adjournment thereof. This proxy statement and the proxies solicited hereby are first being sent or delivered to stockholders on or about May 19, 1997.

     The Special Meeting has been called for the following purposes: (1) election of directors; and (2) approve an Amendment to the Company's Certificate of Incorporation to increase the number of shares of Common Stock, $.01 par value (the "Common Stock") authorized for issuance from 20,000,000 to 50,000,000 (the "Amendment").

VOTING

      All proxies delivered pursuant to this solicitation may be revoked by the stockholder at any time prior to its use by voting in person at the Special Meeting, by executing a later proxy, or by submitting a written notice of revocation to the Secretary of the Company at the Company's office or at the Special Meeting. If the proxy is signed properly by the stockholder and is not revoked, it will be voted at the Special Meeting. If a stockholder specifies how the proxy is to be voted, the proxy will be voted in accordance with such specification.

      If no specification is indicated on the proxy, the voting rights represented thereby will be voted to (1) elect the Board's nominees for director; (2) approve the Amendment; (3) transact such other business as may properly come before the Special Meeting.

      Holders of record of shares of Common Stock, $.10 par value (the "Series B Preferred Stock) and Series C Voting Convertible Preferred Stock, $.10 par value (the "Series C Preferred Stock") at the close of business on May 16, 1997 (the "Record Date"), are entitled to notice of and to vote at the Special Meeting. Each share of Common Stock and Series C Preferred Stock entitles the holder to one vote per share on each matter to be acted upon by the stockholders of the Company. On the Record Date, there were [18,190,516] shares of Common Stock; and 500,000 shares of Series C Preferred Stock, issued and outstanding. Accordingly, the total number of votes possible to be cast at the Special Meeting is [18,690,516].

      The presence at the meeting in person or by proxy of stockholders entitled to cast a majority of the votes at the Special Meeting constitutes a quorum.
The approval of the Amendment requires the affirmative vote of the holders of a majority of the shares of Common Stock and Series C Preferred present in person or by proxy at the Special Meeting and entitled to vote, voting together as a class. Abstentions have the same legal effect as a vote against the Amendment.

PROPOSAL NUMBER 1 - ELECTION OF DIRECTORS

     The Company's Board of Directors has nominated four persons to be elected at the Special Meeting to serve as directors of the Company until the next annual meeting of stockholders and until their respective successors shall have been elected and shall have qualified. Four of the nominees currently serve as directors of the Company. It is the intention of the persons named in the proxy to vote for the election of the persons named below. If any nominee is unable or unwilling to serve, which the Board of Directors does not anticipate, the persons named in the proxy will vote for another person in accordance with their judgment.

     The following information is supplied with respect to each person nominated and recommended to be elected by the Board of Directors of the Company and is based upon the records of the Company and information furnished to it by the nominees. Reference is made to "Security Ownership of Certain Beneficial Owners" for information pertaining to stock ownership by the nominees.

                                       Other Positions with
                                       the Company and                    Has served as
Name                        Age        Principal Occupation               director since
----                        ---        ---------------------              --------------

Chantal Burnison             46        Chairman of the Board                 May 1982
                                       and Chief Executive Officer

Dr. Norman Estrin            57        Director                              June 1996

Dr. George Goldstein         63        Director                              June 1996

Robert Pinco                 52        Director                              April 1992


  Chantal Burnison is Chief Executive Officer and Chairman of the Board of Directors of the Company and Chantal Skin Care Corporation ("Chantal Skin Care"). She has served as Chairman of the Board and Chief Executive Officer of the Company since May 1982, at which date the Company acquired from CBD Pharmaceutical Corporation ("CBD"), a company controlled by her and her family, the licensing rights to the patents and safety and efficacy test data conducted to such date for the X-Andron synthetic anti-androgen compounds (including Cyoctol and Ethocyn) and the Metcyclor family of cancercidal compounds. In May 1994, she became Chairman of the Board and Chief Executive Officer of the Company's 90% owned Chantal Skin Care subsidiary. In addition to being a corporate executive, Chantal Burnison is a chemist, biologist and attorney.

She is co-inventor on the patents and patent applications relating to the compounds which are licensed from CBD and has co-authored numerous scientific medical publications. Prior to joining the Company, her employment experience included serving as a vice president and general legal counsel to a steel company, a partner in a Los Angeles based law firm specializing in corporate and commercial property law and as a chemist in plastics in private industry. She has, and continues to, serve as a director on the boards of several privately-held corporations. Since 1980, Ms. Burnison has served as president of CBD which is engaged in the development and marketing of products unrelated and not in competition with the business of the Company. See "Certain Relationships and Related Transactions."

  Dr. Norman Estrin became a director in June 1996. Dr. Estrin also serves as a consultant to the Company with respect to the Pacific Rim launch. Dr. Estrin is a 25 year veteran of the cosmetic industry. Dr. Estrin assists pharmaceutical, cosmetic and other companies in executing international marketing and distribution programs. In addition, he serves as a consultant to government agencies, medical conference planning organizations and an international marketing management company. Dr. Estrin was Senior Vice President - Science, at the Cosmetic, Toiletry and Fragrance Association from 1968 through 1985. Dr. Estrin left [CTFA] in 1985 to assume the position of Vice President - Science and Technology at the Health Industry Manufacturers Association, where he developed a number of international and domestic programs relating to the medical device industry.

  Dr. George Goldstein became a director in June 1996. Dr. Goldstein has served as a consultant to major pharmaceutical companies that include Aprex Corporation, Church and Dwight, Inc., Johnson and Johnson, Sterling Drug, Inc., Proctor and Gamble, Glaxo, Fisens, Smith Kline Beecham, and others. Dr. Goldstein presently is the President, Director and Co-founder of Pharmaceutical Discovery Corporation. For fifteen years prior to the formation of Pharmaceutical Discovery Corporation, he held several positions, including Corporate Vice President, Worldwide Medical and Regulatory Affairs, at Sterling Drug Inc., of New York, New York.

  Mr. Robert Pinco became a director in April 1992 and also serves as a director of Chantal Skin Care. Mr. Pinco is an attorney and licensed pharmacist. He is a partner and director of the Food and Drug Group of the Washington, D.C. office of Akin, Gump, Strauss, Hauer & Feld. Additionally, Mr. Pinco serves as an Adjunct Professor of Pharmacy Practice and Administrative Sciences at the University of Maryland. Between 1974-1977, Mr. Pinco was the Director of the Over-the-Counter Drug Evaluation Division of the United States Food and Drug Administration ("FDA"). Prior thereto, from 1972-1974, Mr. Pinco was an Assistant General Counsel with the White House Special Action Office for Drug Abuse Prevention and between 1969-1972 served as an attorney with the Office of Chief Counsel, Bureau of Narcotics and Dangerous Drugs (now the Drug Enforcement Agency) of the Department of Justice. Akin, Gump, Strauss, Hauer & Feld serves as FDA legal counsel to the Company.

COMPENSATION OF DIRECTORS

  In June 1996, the Company granted Dr. Estrin options for the purchase of 45,000 shares at an exercise price of $7.50 per share, which exercise price was reduced to 1 5/16 in April, 1997, of which 25,000 were granted in connection with a consulting agreement and 20,000 for serving as a director. The 25,000 shares become exercisable subject to certain performance criteria. Of the 20,000 shares, 10,000 are immediately exercisable and the remaining 10,000 become exercisable upon re-election to the Board at the Annual Meeting following the first anniversary of service as a director.

  In June 1996, the Company granted Dr. Goldstein options for the purchase of 40,000 shares at an exercise price of $7.00 per share, which exercise price was reduced to 1 5/16 in April, 1997, of which 20,000 are immediately exercisable and the remaining 20,000 become exercisable upon re-election to the Board at the Annual Meeting following the first anniversary of service as a director.


MEETINGS OF THE BOARD OF DIRECTORS

     During fiscal year ended June 30, 1996, there were four meetings of the Board of Directors. Currently, the Board of Directors has no audit, nominating or compensation committees.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

      The following table sets forth certain information as of March 31, 1997, pertaining to ownership of the Company's Common Stock and Series C Preferred Stock determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, by (i) persons known to the Company to own 5% or more of the Company's Common Stock and Series C Preferred Stock, (ii) each director, (iii) executive officers named in the compensation table below, and (iv) directors and officers of the Company as a group.

      The information contained herein has been obtained from the Company's records, or from information furnished directly by the individual or entity to the Company.

Name and Address                    Number of Shares Owned    Percentage of Class
----------------                    -----------------------   --------------------
Chantal Burnison*                         1,312,103 (1)               7.2

Robert Pinco*                                        -                  -

Norman Estrin*                               10,100 (3)                (2)

George Goldstein                             22,000 (3)                (2)

CBD Pharmaceutical Corporation

  147 E. Liberty Street
  Reno, NV  89501                             1,209,503 (1)                   6.6

All Directors and Officers
as a group (8 persons)                        1,345,203 (1)                   7.4

-----------------------
* The address of each director is c/o Chantal Pharmaceutical Corporation, 12901 West Jefferson Boulevard, Los Angeles, California 90066.
(1) Includes, 1,209,503 shares owned by CBD, which is owned by Ms. Burnison and certain members of her family.
(2)   Less than one percent.
(3)   Includes shares issuable upon exercise of currently exercisable options.

EXECUTIVE COMPENSATION

   The following table shows, as to the Chief Executive Officer and as to each of the other two most highly compensated executive officers whose salary plus bonus exceeded $100,000 during the last fiscal year, information concerning all compensation paid for services to the Company in all capacities during the last three fiscal years.

                                                                                                          Long Term
                                                        Annual Compensation                              Compensation
                                   --------------------------------------------------------------   ---------------------
                                                                                     Other Annual   Securities Underlying
    Name and Principal Position              Year           Salary          Bonus    Compensation     Options/SARS (1)
    ---------------------------              ----           -------         ------   ------------   ---------------------
Chantal Burnison                             1996           266,997 (2)      5,000
  Chief Executive Officer                    1995           200,769 (2)
                                             1994           186,747 (2)

Marc Dworkin (3)                             1996           153,946         25,000      18,000         500,000 shares
  President                                  1995
                                             1994

Rino Gemelli (4)                             1996           112,518         33,376
  Vice President and Director of             1995            65,141
   Product Production                        1994            48,698

(1) All numbers reflect the number of shares of Common Stock subject to options granted during the fiscal year.
(2) Includes $107,692, $90,000 and $21,000 received as compensation from Chantal Skin Care Corporation.
(3) Mr. Dworkin provided consulting services in early fiscal 1996 and then joined the Company as an officer in August 1995.
(4) Mr. Gemelli is also an officer and director of the Company's 90% owned subsidiary, Chantal Skin Care Corporation.

      The amount of compensation paid or distributed during the last fiscal year and not described above with respect to any individual named in the Summary Compensation Table did not exceed the lesser of $25,000 or 10% of the compensation table for such person.

OPTIONS GRANTS IN LAST FISCAL YEAR

     The following table sets forth certain information regarding grants of stock options made during the fiscal year ended June 30, 1996 to the executive officers named in the Summary Compensation Table.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                   Percent of
                                 Total Options
                   Number of       Granted to     Exercise or
                    Options       Employees in    Base Price     Expiration
     Name           Granted       Fiscal Year      Per Share        Date
---------------   ------------   --------------   -----------   ------------
Marc Dworkin      (1) 500,000         100%           5.00       (1) 6/30/02

(1) In July 1995, Mr. Dworkin was granted options to purchase an aggregate of 500,000 shares of Common Stock of the Company at a purchase price of $5.00 per share. The right to exercise such options vests in installments of 100,000 each as follows: The first installment of 100,000 options vests if earnings per share of the Company are at least $.25 for two consecutive quarters prior to June 30, 1996; the second, if earnings per share of the Company are at least $1.50 for the fiscal year ending June 30, 1996, the third if earnings per share of the Company are at least $4.00 for the fiscal year ending June 30, 1997, the fourth if earnings per share of the Company are at least $5.00 for the fiscal year ending June 30, 1998, and the last if earnings per share of the Company are at least $6.00 for the fiscal year ending June 30, 1999. The options vest only if Mr. Dworkin is, at the vesting date, an employee of the Company and expire three years from
     the date they vest.   Per Mr. Dworkin's option agreement, 200,000 of the
     options granted to him in fiscal 1996 terminated.


                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                     AND FISCAL YEAR-END OPTION VALUES (1)

                                                   Number of           Value of All Unexercised
                    Shares                    Unexercised Options        In-the-Money Options
                   Acquired      Value        at Fiscal Year-End        at Fiscal Year End (1)
     Name         on Exercise   Realized   Exercisable/Unexercisable   Exercisable/Unexercisable
---------------   -----------   --------   -------------------------   -------------------------
Marc Dworkin           -           -                0/300,000                   $0/$0

(1) Based upon the last reported sale price of the Common Stock on NASDAQ National Market System on June 30, 1996.



COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

     No directors, officers or beneficial owners of more than 10% of the Company's Common Stock failed to file on a timely basis reports required by
Section 16(a) of the Securities and Exchange Act of 1934, except for the filings of an Initial Statement of Beneficial Ownership on Form 3 by each of Drs. Estrin and Goldstein and the filing by Dr. Goldstein of the Statement of Change of Beneficial Ownership on Form 4 for July and August 1996, each of which were filed on __________ 1996.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     In May 1982, the Company acquired a license for the exclusive manufacturing and marketing rights to the X-Andron Series compounds (including Ethocyn and Cyoctol) and Metcyclor compounds and all derivatives and isometric families thereof from CBD Pharmaceutical Corporation, which is controlled by Chantal Burnison and certain members of her family, in exchange for 2,614,500 shares of the Company's Common Stock and an agreement to pay an aggregate royalty of (i) 8% of the wholesale price of all licensed compounds and products containing licensed compounds manufactured and sold directly by the Company to the wholesale or retail markets; and (ii) 8% of all revenues derived by the Company from royalty or other sales-based compensation pursuant to any sublicense, joint venture or other marketing or development agreement between the Company and any other party with respect to the licensed compounds. The term of the Company's license from CBD Pharmaceutical Corporation is equal to the period during which any of such compounds are protected under any patent rights which may issue from the United States Patent Office. Total royalty expense under such royalty arrangement with CBD was $414 for the year ended June 30, 1993. No royalty expense was recorded for the years ended June 30, 1994 and 1995. As of June 30, 1993, the Company had accrued liabilities of $19,159 for unpaid royalties pursuant to this agreement. The obligation to make payments to CBD Pharmaceutical Corporation with respect to Ethocyn-based cosmetics products was assumed by Chantal Skin Care in connection with the License Agreement between the Company and Chantal Skin Care. In July 1994 and in conjunction with Ethocyn U.S. and international marketing negotiations then in progress, CBD Pharmaceutical Corporation agreed with the Company and Chantal Skin Care to terminate the 8% royalty obligation, effective August 1, 1994, and in lieu thereof, to accept from the Company 300,000 shares of its Common Stock and from Chantal Skin Care 300,000 shares of its Common Stock.

     Since May 1984, the law firm of Staubach Teich & Partner, of which Dr. Rainer Staubach is a partner, has served as European legal and regulatory counsel to the Company. Dr. Staubach, a former director and officer of the Company, is the husband of Chantal Burnison, Chairman of Board and Chief Executive Officer of the Company.

     In June 1993, CBD Pharmaceutical Corporation agreed to invest $150,000 of royalties owed it by acquiring Units, each Unit consisting of one share of the Company's Series B Convertible Preferred Stock and five Common Stock purchase warrants, for $5.00 per Unit, all on the same terms and conditions as other unrelated investors in the Company's June 1993 private placement. The warrants expired in April 1994 unexercised. At June 30, 1996, the 30,000 shares of Series B Convertible Preferred Stock were automatically converted in accordance with the terms thereof into 240,000 shares of Common Stock of the Company.

     On March 15, 1994, the Company entered into a License agreement (the "License") with Cyto Skin Care Corporation ("Cyto Skin Care") pursuant to which the Company [licensed] to Cyto Skin Care the rights to distribute and sell Ethocyn-based cosmetics and skin care products (i.e. non-pharmaceutical products) in the United States, Canada, Mexico and the Caribbean. Cyto Skin Care issued to the Company in consideration for the License, 10,910,812 shares of its Common Stock. Under the License, Cyto Skin Care was obliged to use its best efforts to expeditiously launch the marketing and sale of Ethocyn-based cosmetic skin care products (the "Chantal Line") by September 30, 1994, but in no event later than December 31, 1994. In August of 1994, Cyto Skin Care changed its name to Chantal Skin Care Corporation ("Chantal Skin Care"). The License is terminable at the option of the Company if during the term of the License Chantal Skin Care does not achieve sales of the Chantal Line of at least $5,000,000 in the initial nine months following execution of the License; $20,000,000 during calendar 1995; and $50,000,000 in calendar 1996. Although Chantal Skin Care did not achieve the requisite product sales, the Company does not intend to exercise its termination rights

     On February 24, 1995, the Company announced that it had decided to seek to acquire the shares of Chantal Skin Care which the Company did not then own. In furtherance thereof, on March 9, 1995, the Company commenced an exchange offer seeking to acquire the shares of Chantal Skin Care owned by shareholders located outside the United States, through the exchange of one (1) share of Common Stock of the Company for one share of Common Stock of Chantal Skin Care. On June 16, 1995, the Company accepted for exchange 1,780,000 shares of Chantal Skin Care Common Stock. Accordingly, the Company now owns 12,690,812 shares of Chantal Skin Care or 90% of the outstanding Chantal Skin Care shares. The Company intends to effect a merger of Chantal Skin Care with and into a newly formed wholly owned subsidiary of the Company on the same basis as the exchange for the shares owned by persons outside the United States.

PROPOSAL NUMBER 2 - PROPOSED AMENDMENT TO CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK AUTHORIZED FOR ISSUANCE

      On March 21, 1997, the Board of Directors unanimously adopted resolutions, subject to the approval of stockholders, approving an amendment to the Company's Certificate of Incorporation to increase the number of shares of Common Stock, $.01 par value per share, authorized for issuance from 20,000,000 to 50,000,000. The Amendment to the Certificate of Incorporation is set for as Exhibit A to this Proxy Statement.

      The holders of Common Stock have equal ratable rights to dividends from funds legally available therefor, when, as and if declared by the Board of Directors and are entitled to share ratably in all of the assets of the Company available for distribution to holders of Common Stock upon the liquidation, dissolution or winding up of the affairs of the Company. Holders of Common Stock do not have preemptive, subscription or conversion rights. There are no redemption or sinking fund provisions in the Company's Certificate of Incorporation. Holders of Common Stock are entitled to one vote per share on all matters which stockholders are entitled to vote upon at all meetings of stockholders.

      The Board of Directors has deemed it in the best interests of the Company to increase the number of authorized shares. Management believes that it is necessary to have such shares available for potential issuances in order to afford the Company greater flexibility in meeting any future capital requirements of the Company and for other corporate needs which may arise.

      The Company is currently subject to certain obligations to issue shares of Common Stock pursuant to the exercise of outstanding options and warrants and upon conversion of the Company's Series C Preferred Stock, as described below. Of the 20,000,000 currently authorized shares, at April 30, 1997, [18, 190,516] shares were issued and outstanding and an aggregate of [1,135,000] shares were reserved for issuance as follows: (i) an aggregate of [635,000] shares issuable upon exercise of various outstanding options; and (ii) 500,000 shares issuable upon conversion of the Series C Preferred Stock.

      All outstanding shares of Series C Preferred Stock shall be automatically converted on the later of (i) the date the Certificate of Incorporation is amended to increase the number of authorized shares of Common Stock to at least 30,000,000 and (ii) the date a registration statement with respect to the Common Stock issuable upon conversion of shares of Series C Preferred Stock is declared effective by the Securities and Exchange Commission.

      The Company has previously announced that it had decided to seek to acquire the shares of Chantal Skin Care Corporation, a 90% owned subsidiary of the Company, through the merger of Chantal Skin Care Corporation with and into a newly formed wholly-owned subsidiary of the Company on the basis of one share of the Company for each share of Chantal Skin Care Corporation. The Company will be required to issue [1,409,193] shares of Common Stock pursuant to the proposed merger. An additional [852,000] shares of Common Stock will be reserved for issuance upon exercise of currently outstanding options to purchase shares of Chantal Skin Care Corporation, which by virtue of the merger are expected to become options to purchase Common Stock of the Company.

      The Company has an option to acquire its U.S. distributor, Stanson Marketing, Inc., under the terms of the Marketing Agreement, dated as of June 29, 1995, as amended. The purchase price is payable in the number of shares of the Company's Common Stock computed by dividing three times Stanson's annualized net earnings by the lesser of (i) $10.00 or (ii) 80% of the 10 day average closing bid of the Company's Common Stock prior to the notice of exercise of such option. While the Company is exploring whether the acquisition of Stanson pursuant to the option would be a prudent investment for the Company, the Company has not determined if or when it will exercise the option. In the event that it determines to exercise the option, a portion of the shares of Common Stock being authorized would be used for this purpose.

      The Company issued in April 1997, convertible debentures in the aggregate principal amount of $6,562,500, which debentures are convertible into Common Stock of the Company pursuant to a formula based on a discount to the market price of the Company's Common Stock at the time of conversion. These debentures were issued in connection with the restructuring of the Company's financing of October 1996 made under Regulation S. A portion of the shares of Common Stock being authorized will be issued upon conversion of the 1997 debentures. The exact number of such shares cannot be determined at this time. However, if the 1997 debentures had been converted on __________, 1997, _____ shares would have been issuable based on the five day average stock price of $_____ for the five trading days ending on that day.

      As a result of the Amendment, there will be approximately [18,190,516] shares of Common Stock outstanding, [__________] shares reserved for issuance upon the conversion or exercise of the aforementioned securities and [__________] authorized but unissued shares. The Amendment would create a larger excess of authorized but unissued shares.

      Other than as set forth above, the Board of Directors of the Company has no plans, proposals, commitments, undertakings or arrangements which would result in the issuance of any additional shares of Common Stock.

      The affirmative vote of the holders of shares representing a majority of the votes entitled to be cast at the Special Meeting is required to authorize the Amendment.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSED AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION.

SOLICITATION STATEMENT

      All expenses in connection with the solicitation of proxies will be borne by the Company. In addition to the use of the mails, solicitations may be made by regular employees of the Company by telephone, telegraph, or personal contact, without additional compensation. The Company will, upon request, reimburse brokerage houses and persons holding shares of Company Common Stock in the name of their nominee for their actual out-of-pocket expenses in sending solicited material to their principals.

SUBMISSION OF STOCKHOLDER PROPOSALS

      Any stockholder desiring to submit a proposal for action at the 1996 Annual Meeting of Stockholders which the stockholder desires to be presented in the Company's Proxy Statement with respect to such meeting should submit such proposals to the Company at its principal place of business no later than January 31, 1998.

INDEPENDENT AUDITORS

      BDO Seidman L.L.P. has been selected to serve as independent auditors of the Company for its fiscal year ending June 30, 1997. Representatives of BDO Seidman are expected to be present at the meeting and will have the opportunity to make a statement if they desire to do so and be available to respond to appropriate questions. BDO Seidman served as the Company's independent auditors for the fiscal year ending June 30, 1996.

      THE COMPANY'S 1996 ANNUAL REPORT ON FORM 10-K, EXCLUSIVE OF EXHIBITS, WILL BE MAILED WITHOUT CHARGE TO ANY STOCKHOLDER ENTITLED TO VOTE AT THE MEETING, UPON WRITTEN REQUEST TO: CHANTAL PHARMACEUTICAL CORPORATION, 12901 WEST JEFFERSON BOULEVARD, LOS ANGELES, CALIFORNIA 90066, ATTENTION: INVESTOR RELATIONS.

OTHER MATTERS

     The Board of Directors did not know, a reasonable time before the commencement of the solicitation, of any business constituting a proper subject for action by the stockholders to be presented at the Special Meeting other than as set forth in this Proxy Statement. However, if any such matter should properly come before the meeting, the persons named in the enclosed proxy intend to vote such proxy in accordance with their best judgment.

     The proxies named in the enclosed form of proxy and their substitutes will vote the shares represented by the enclosed form of proxy, if the proxy appears to be valid on its face and a choice is specified on the form of proxy, the shares will be voted in accordance with each specification so made.

     A list of stockholders of record of the Company as of May 16, 1997 will be available for inspection by stockholders during normal business hours from 9:00 A.M. to 5:00 P.M. at the offices of the Company, 12901 West Jefferson Boulevard, Los Angeles, California 90066.


INCORPORATION BY REFERENCE

     In connection with the authorization of additional shares of Common Stock, shareholders are referred to the financial information about the Company contained in the Company's Annual Report on Form 10-K which accompany's this Proxy Statement as the Company's Annual Report to Shareholders, including the financial statements under Item 8, and Management's Discussion and Analysis of Financial Condition and Results of Operation under Item 7.

                              By Order of the Board


                              Chantal Burnison
                              Chairman and Chief Executive Officer

                                                                       EXHIBIT A
                                                                       ---------

                           CERTIFICATE OF AMENDMENT

                                      OF

                         CERTIFICATE OF INCORPORATION

                                      OF

                      CHANTAL PHARMACEUTICAL CORPORATION

              (UNDER SECTION 242 OF THE GENERAL CORPORATION LAW)


      CHANTAL PHARMACEUTICAL CORPORATION, a corporation organized and existing under the General Corporation Law of the State of Delaware (the "Corporation"), does hereby certify that:

      FIRST:   The name of the Corporation is Chantal Pharmaceutical
Corporation.

      SECOND: The Certificate of Incorporation of the Corporation is hereby amended by striking out the first sentence of Article "FOURTH" thereof and by substituting in lieu of said sentence the following provisions:

             "FOURTH: The aggregate number of shares which the Corporation is authorized to issue is 51,000,000, divided into 1,000,000 shares of Preferred Stock, par value $.10 per share, and 50,000,000 shares of Common Stock, par value $.01 per share."

      THIRD:   The Amendment to the Certificate of Incorporation herein
certified has been duly adopted in accordance with the provisions of Sections 222 and 242 of the General Corporation Law of the State of Delaware.


      IN WITNESS WHEREOF, the undersigned has executed this Certificate this
day of   , 1997.



                                       ________________________________
                                       Chantal Burnison, Chairman of
                                        the Board and Chief Executive Officer

ATTEST:



_____________________________

                                                             FRONT OF PROXY CARD


                      CHANTAL PHARMACEUTICAL CORPORATION
                                   P R O X Y

                ANNUAL MEETING OF SHAREHOLDERS - JUNE 17, 1997

This Proxy is solicited on behalf of the Board of Directors. Unless otherwise properly marked, this proxy will be voted for the nominees for directors and FOR Proposal 2 as Recommended by the Board of Directors.

     The undersigned hereby appoints Chantal Burnison and Yvette Lamprecht, and each of them, each with full power to act without the other and with full power of substitution, the attorneys and proxies of the undersigned and hereby authorizes them to represent and to vote, all of the shares of Common Stock of Chantal Pharmaceutical Corporation that the undersigned would be entitled to vote, if personally present, at the Annual Meeting of Shareholders to be held on Tuesday, June 17, 1997, at 10:00 A.M., local time, and at any adjournment thereof, upon such business as may properly come before the meeting, including the items set forth below:

(1)  ELECTION OF DIRECTORS
     Nominees: Chantal Burnison, Norman Estrin, George Goldstein and Robert
     Pinco.
     [ ] FOR all nominees            [ ] AUTHORITY withheld as to all nominees

For, except authority withheld as to the following nominee(s):



(2) PROPOSAL TO APPROVE AN AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO INCREASE NUMBER OF SHARES OF AUTHORIZED COMMON STOCK.
     [ ] FOR     [ ] AGAINST      [ ] ABSTAIN

                                                              BACK OF PROXY CARD

                         (continued from Reverse Side)

Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.



                                                Dated:                    , 1997
                                                      --------------------

                                                --------------------------------
                                                            Signature

                                                --------------------------------
                                                    Signature if held jointly

--------------------------------------------------------------------------------
   PLEASE SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED
                                   ENVELOPE.